11. INCOME TAXES (Details 1) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Income Taxes Details
Expense computed at statutory rate of 35%	$ 6,953	$ 5,768
Effect of state income taxes, net of federal benefit	536	654
Tax exempt income	(867)	(712)
Other	(145)	51
Total	$ 6,477	$ 5,761	$ 4,403